UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                 April 18, 2002
                                ----------------
                                 Date of Report



                                 Rent-Way, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Pennsylvania                    000-22026                    25-1407782
-------------------          ------------------------      ---------------------
(State or other              (Commission File Number)      (IRS Employer
  jurisdiction of                                            Identification No.)
      corporation)





One RentWay Place, Erie, Pennsylvania                            16505
--------------------------------------------------------------------------------
(Address of principal executive offices)                       Zip Code



Registrant's telephone number, including area code:         (814) 455-5378
                                                         -----------------------

Item 5.           Other Events

                       Rent-Way Taps Private Equity Market
                   Investors Purchase Restricted Common Shares

Erie, Pennsylvania, April 18, 2002 -- Rent-Way Inc. (NYSE:RWY) today announced that it has sold 1 million restricted common shares to Calm Waters Partnership and two other investors for $6 million. In addition, the investors have agreed, subject to certain conditions, to purchase 2,640,000 common shares for $16.5 million once the company secures a firm commitment to replace its current high cost credit facility. The company has agreed to file a registration statement covering these shares no later than January 15, 2003, but not before it has filed its form 10-K for fiscal year 2002.

William E. Morgenstern, Rent-Way's Chairman and CEO, stated, "This is a positive statement of confidence in our company and management team from a well respected group of investors. This equity infusion strengthens our balance sheet considerably and, coupled with the results our operations are beginning to produce, will go a long way in assisting our efforts to obtain more favorable financing later in 2002."

William McDonnell, Vice President-Finance and CFO of Rent-Way, observed that the transaction provided Rent-Way with an opportunity to raise equity efficiently. He noted the following considerations:

o In today's market, when equity is sold in a private transaction, it is sold at a discount of 10- 25% from the closing share price of the company's stock based on the trailing 20-day average.

o Investment banking fees of 6-7% are normally incurred in this type of transaction. Here, because no investment bank was utilized, Rent-Way incurred only nominal fees related to obtaining a fairness opinion. If the second investment is closed, the net result will be a savings of well over $1 million.

o Investors in private equity placements often receive warrants that increase the number of shares they can purchase by 50 to 100 percent. Such provisions can be dilutive to the interests of other shareholders. In this transaction, the company limited the warrants granted to the investors to 100,000 common shares at a 5% premium to the closing price of the company's common stock as posted on the NYSE Wednesday, April 17, 2002. The company has also agreed to grant a warrant to purchase 250,000 common shares at a 5% premium to the closing price of the company's common stock as posted on the NYSE on the day of the second closing.

o The agreement contains no provisions that are tied to the changes in market price of Rent-Way's shares.

o The investors' willingness to receive shares that will not be registered until after Rent-Way's next 10-K filing enables the company to delay incurring the time and expense of filing a registration statement.

The investors' obligation to purchase the additional shares is subject to certain conditions including that a replacement of the company's existing credit facility occur on or prior to December 31, 2002, as well as conditions related to the company's existing class action litigation and ongoing investigations, among others. The company has also agreed to issue additional warrants to the investors, if it fails to meet certain financial benchmarks.

Additional details of this transaction will be contained in the company's 10-Q for the quarter ended March 31, 2002 which the company anticipates filing in early May.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,068 stores in 42 states.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements contain the words "projects", "anticipates", "believes", "expects", "intends", "will", "may" and similar words and expressions. Each such statement is subject to uncertainties, risks and other factors that could cause actual results or performance to differ materially from the results or performance expressed in or implied by such statements. The forward-looking statements in this news release that contain projections of the company's expected financial performance and other projections regarding future performance are inherently subject to change given the nature of projections and the company's actual performance may be better or worse than projected. Uncertainties, risks and other factors that may cause actual results or performance to differ materially from any results or performance expressed or implied by forward-looking statements in this news release include: (1) the company's ability to normalize and control its operating expenses and to continue to realize operating efficiencies, (2) the company's ability to develop, implement and maintain adequate and reliable internal accounting systems and controls, (3) the company's ability to retain existing senior management and to attract additional management employees, (4) general economic and business conditions, including demand for the company's products and services, (5) general conditions relating to the rental-purchase industry, including the impact of state and federal laws regulating or otherwise affecting the rental-purchase transaction, (6) competition in the rental-purchase industry, including competition with traditional retailers, (7) the company's ability to make principal and interest payments on its high level of outstanding debt, (8) the outcome of the class action lawsuit and the shareholder derivative lawsuit commenced against the company (9) the outcome of any continuing investigations or proceedings involving the company, including investigations or proceedings commenced by governmental authorities, such as the SEC and the U.S. Department of Justice and (10) the ability of the company to execute any debt refinancing. A discussion of other risk factors that may cause actual results to differ from the results expressed in or implied by these forward-looking statements can be found in the company's periodic filings with the SEC. The company disclaims any duty to provide updates to the forward-looking statements made in this news release.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  Rent-Way, Inc.
                                            -----------------------------
                                                   (Registrant)




       April 18, 2002                         /s/ William A. McDonnell
 ---------------------------                ------------------------------------
            Date                                       (Signature)
                                                  William A. McDonnell
                                                   Vice President and
                                                 Chief Financial Officer




       April 18, 2002                          /s/ John A. Lombardi
 ---------------------------                ------------------------------------
            Date                                       (Signature)
                                                    John A. Lombardi
                                                   Vice President and
                                                Chief Accounting Officer